UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

OCEAN POWER TECHNOLOGIES, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Ocean Power Technologies, Inc., a Delaware corporation (“OPT”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with OPT’s solicitation of proxies from its stockholders in connection with its 2023 Annual Meeting of Stockholders and at any and all adjournments, postponements, continuations, and reschedulings thereof (the “2023 Annual Meeting”).

Press Release Issued by OPT on January 31, 2024

Attached hereto is a press release issued by OPT on January 31, 2024.

Additional Information and Where to Find It

OPT has filed with the SEC a revised definitive proxy statement on Schedule 14A on December 4, 2023, including a form of WHITE proxy card, and other relevant documents with respect to its solicitation of proxies for the 2023 Annual Meeting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REVISED DEFINITIVE PROXY STATEMENT (INCLUDING THE SUPPLEMENT THERETO FILED WITH THE SEC ON JANUARY 3, 2024 AND ANY OTHER AMENDMENTS OR SUPPLEMENTS TO OPT’S REVISED DEFINITIVE PROXY STATEMENT) FILED BY OPT AND ANY OTHER RELEVANT DOCUMENTS THAT OPT FILES WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT OPT’S SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by OPT free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by OPT are also available free of charge by accessing OPT’s corporate website at www.oceanpowertechnologies.com, by writing to OPT’s Corporate Secretary at Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831, or by contacting OPT at (609) 730-0400.

Certain Participant Information

OPT, its directors, executive officers, and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by OPT in connection with matters to be considered at the 2023 Annual Meeting. Information about OPT’s executive officers and directors, including information regarding the direct and indirect interests, by security holdings or otherwise, is available in OPT’s revised definitive proxy statement for the 2023 Annual Meeting (including the schedules and appendices thereto), which was filed with the SEC on December 4, 2023. To the extent holdings of OPT securities reported in the revised definitive proxy statement for the 2023 Annual Meeting have changed or subsequently change, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4, or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

Ocean Power Technologies Announces Adjournment of 2023 Annual Meeting of Shareholders

     Highlights that Paragon Deliberately Prevented Quorum From Being Reached

OPT Urges All Holders to Vote ONLY on the WHITE Proxy Card Today “FOR ALL” the Company’s Board Nominees and OPT’s Other Proposals

Reminds Shareholders that a Vote For Any of Paragon’s Purported Nominees on the Blue Proxy Card Will Not Be Counted at the 2023 Annual Meeting

MONROE TOWNSHIP, N.J.—Jan. 31, 2024— Ocean Power Technologies, Inc. (NYSE American: OPTT) (“OPT” or the “Company”), a leader in innovative and cost-effective low-carbon marine power, data, and service solutions, today announced that the Company’s 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”) was convened on Wednesday, January 31, 2024, at 10:00 A.M. Eastern Time and adjourned, without any business being conducted, because the quorum required by the Company’s Bylaws (a majority of the shares of OPT’s common stock issued and outstanding) was not obtained.

The adjournment will provide OPT’s shareholders with additional time to vote. OPT will continue to solicit shareholders to vote on the Company’s WHITE proxy card, including for the election of the OPT Board of Directors’ (the “OPT Board”) six highly qualified and experienced director nominees.

At the time of the adjournment, approximately 47.7% of OPT’s issued and outstanding shares of common stock were represented either virtually or by proxy.

Prior to the 2023 Annual Meeting, Paragon Technologies, Inc. (“Paragon”) (OTC Pink: PGNT) – an activist investor that, as of the record date for the 2023 Annual Meeting owned close to 5% of the Company’s outstanding shares – communicated to the Inspector of Elections that it did not intend to cause its shares to be counted as present for purposes of establishing a quorum. OPT believes that had Paragon caused its shares to be present at the 2023 Annual Meeting, a quorum would have been achieved.

Paragon’s deliberate actions to block OPT’s ability to reach a quorum at the 2023 Annual Meeting are highly disappointing. Not only will this maneuver force OPT to incur additional costs of soliciting more proxies, but also will unnecessarily cause management to divert attention and resources away from executing on its strategy for enhancing shareholder value.

BOTH LEADING INDEPENDENT PROXY ADVISORY FIRMS – INSTITUTIONAL SHAREHOLDER SERVICES, INC. AND GLASS, LEWIS & CO. – RECOMMEND THAT OPT SHAREHOLDERS VOTE ONLY ON THE WHITE PROXY CARD “FOR” ALL OF OPT’S BOARD NOMINEES

THE OPT BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL

THE COMPANY’S PROPOSALS, INCLUDING A VOTE “FOR ALL” OF THE OPT BOARD’S NOMINEES ON THE WHITE PROXY CARD

OPT SHAREHOLDERS ARE REMINDED THAT THEIR VOTE IS VERY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES THEY OWN

PLEASE COMPLETE, DATE, SIGN, AND RETURN EVERY WHITE PROXY CARD YOU RECEIVE.

DO NOT SIGN OR RETURN ANY BLUE PROXY CARD RECEIVED FROM PARAGON

The 2023 Annual Meeting will reconvene on Thursday, February 8, 2024, at 3:00 P.M. Eastern Time, in virtual format only. The record date for the 2023 Annual Meeting remains unchanged and all shareholders of record, as of the close of business on December 4, 2023, and proxy holders are invited to attend the reconvened 2023 Annual Meeting by visiting www.cesonlineservices.com/optt23_vm, where they will be able to listen to the 2023 Annual Meeting live, submit questions, and vote.

Shareholders and proxy holders previously registered to attend the 2023 Annual Meeting do not need to re-register to attend the reconvened 2023 Annual Meeting. Shareholders and proxy holders who did not previously register to attend the 2023 Annual Meeting must pre-register at www.cesonlineservices.com/optt23_vm by 3:00 P.M. Eastern Time on Wednesday, February 7, 2024. Shareholders who previously submitted proxies in respect of the 2023 Annual Meeting do not need to take any action unless they want to change their vote in favor of OPT.

Shareholders are reminded that they may still receive proxy materials from Paragon and that a vote for any of Paragon’s purported nominees on Paragon’s blue proxy card will not be counted at the 2023 Annual Meeting. Shareholders are strongly urged not to sign or return any blue proxy card. If a shareholder previously signed a blue proxy card received from Paragon, the blue proxy card can be revoked by voting on a new WHITE proxy card. Only the latest-dated proxy card will count.

As time is short, shareholders are urged to protect their investment and ensure that their shares are voted at the 2023 Annual Meeting by voting TODAY “FOR” all of OPT’s proposals, including voting “FOR ALL” of the OPT Board’s highly qualified and experienced director nominees, by promptly signing, dating, and returning each of the WHITE proxy cards they have received or by voting by telephone or internet.

* * *

OPT shareholders with any questions or requiring assistance in voting their WHITE proxy card may contact Morrow Sodali, OPT’s proxy solicitation firm, at:

509 Madison Avenue Suite 1206

New York, NY 10022

Shareholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400

Email: OPT@investor.MorrowSodali.com

About Ocean Power Technologies

OPT provides intelligent maritime solutions and services that enable safer, cleaner, and more productive ocean operations for the defense and security, oil and gas, science and research, and offshore wind markets. Our PowerBuoy® platforms provide clean and reliable electric power and real-time data communications for remote maritime and subsea applications. We also provide WAM-V® autonomous surface vessels (ASVs) and marine robotics services. The Company’s headquarters is in Monroe Township, New Jersey and has an additional office in Richmond, California. To learn more, visit www.OceanPowerTechnologies.com.

Forward-Looking Statements

This press release may contain forward-looking statements that are within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements in this release are identified by certain words or phrases such as “may”, “will”, “aim”, “will likely result”, “believe”, “expect”, “will continue”, “anticipate”, “estimate”, “intend”, “plan”, “contemplate”, “seek to”, “future”, “objective”, “goal”, “project”, “should”, “will pursue” and similar expressions or variations of such expressions. These forward-looking statements reflect OPT’s current expectations about its future performance, plans, and objectives. By their nature, forward-looking statements rely on a number of assumptions and estimates that could be inaccurate and involve risks and uncertainties that could cause actual results to materially differ from those anticipated or expressed in any forward-looking statement. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control, including, without limitation risks related to our ability to execute on our strategy, drive growth, and create value for our shareholders; our ability to develop, market, and commercialize our products; our ability to monetize our opportunity pipeline; our ability to achieve and, thereafter, sustain profitability; our ability to win government contracts, including in the defense and security sectors; the possibility that we may not be able to obtain the necessary facility and personnel clearances to qualify for certain government contracts, including in the defense and security sectors; our ability to continue the development of our proprietary technologies; our expected continued use of cash from operating activities unless or until we achieve positive cash flow from the commercialization of our products and services; our ability to obtain additional funding, as and if needed; our history of operating losses, which we expect to continue for at least the short term and possibly longer; our ability to control our expenses; our ability to attract and retain qualified personnel, including executive management; our ability to manage and mitigate risks associated with our internal cyber security protocols and protection of the data we collect and distribute; our ability to protect our intellectual property portfolio; the impact of inflation related to the U.S. dollar on our business, operations, customers, suppliers and manufacturers, and personnel; our ability to meet product development, manufacturing and customer delivery deadlines; our ability to identify and penetrate markets for our products, services, and solutions; and the risks related to the actions of Paragon Technologies, Inc. against OPT and the related litigation brought against OPT in the Delaware Court of Chancery, including the amount of related costs incurred by OPT and the disruption caused to OPT’s business activities by these actions.

Many of these factors are beyond our ability to control or predict. These factors are not intended to represent a complete list of the general or specific factors that may affect us. Additional factors are described in OPT’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports). Any forward-looking statements speak only as of the date on which such statements are made, and OPT undertakes no obligation or intent to update such forward-looking statements to reflect events or circumstances arising after such date. OPT cautions investors not to place undue reliance on any such forward-looking statements. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Important Additional Information And Where To Find It

OPT has filed with the SEC a revised definitive proxy statement on Schedule 14A on December 4, 2023, including a form of WHITE proxy card, and other relevant documents with respect to its solicitation of proxies for OPT’s 2023 Annual Meeting of Shareholders (including any and all adjournments, postponements, continuations, and reschedulings thereof, the “2023 Annual Meeting”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REVISED DEFINITIVE PROXY STATEMENT (INCLUDING THE SUPPLEMENT THERETO FILED WITH THE SEC ON JANUARY 3, 2024 AND ANY OTHER AMENDMENTS OR SUPPLEMENTS TO OPT’S REVISED DEFINITIVE PROXY STATEMENT) FILED BY OPT AND ANY OTHER RELEVANT DOCUMENTS THAT OPT FILES WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT OPT’S SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by OPT free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by OPT are also available free of charge by accessing OPT’s corporate website at www.oceanpowertechnologies.com, by writing to OPT’s Corporate Secretary at Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831, or by contacting OPT at (609) 730-0400.

Certain Participant Information

OPT, its directors, and executive officers may be deemed to be participants in the solicitation of proxies with respect to a solicitation by OPT in connection with matters to be considered at the 2023 Annual Meeting. Information about OPT’s executive officers and directors, including information regarding the direct and indirect interests, by security holdings or otherwise, is available in OPT’s revised definitive proxy statement for the 2023 Annual Meeting (including the schedules and appendices thereto), which was filed with the SEC on December 4, 2023. To the extent holdings of OPT securities reported in the revised definitive proxy statement for the 2023 Annual Meeting have changed or subsequently change, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4, or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

Investors:

609-730-0400 x401 or

InvestorRelations@oceanpowertech.com

Media:

609-730-0400 x402 or

MediaRelations@oceanpowertech.com

Or

Longacre Square Partners

Joe Germani / Dan Zacchei

jgermani@longacresquare.com / dzacchei@longacresquare.com